EXHIBIT 32

NATIONAL FUEL GAS COMPANY

Certification Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

Each of the undersigned, R. J. TANSKI,  President and Chief Executive Officer and  D. P. BAUER, the Treasurer and Principal Financial Officer of NATIONAL FUEL GAS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

1.The Company's Quarterly Report on Form 10-Q for the quarter ended June  30, 2013 (the "Report") fully complies with the requirements of section 13(a) of the Securities  Exchange Act of 1934, as amended; and

2.Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 9th day of August, 2013.

/s/ R. J. Tanski

President and Chief Executive Officer

/s/ D. P. Bauer

Treasurer and Principal Financial Officer